Impax Funds Series Trust I

Supplement Dated August 21, 2024

to the Prospectus dated May 1, 2024

Effective October 28, 2024, Impax High Yield Bond Fund will impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase, as described below.

Accordingly, the Prospectus is amended as follows:

Prospectus Page 85

The table entitled “Shareholder Fees (Fees Paid Directly From Your Investment)” will be replaced in its entirety by the table below:

Shareholder Fees (Fees Paid Directly From Your Investment)

	Institutional Class	Investor Class	Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	4.50%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	None	None	1.00%[1]
Redemption Fee (as a % of amount redeemed within 30 days of purchase)[2]	2.00%	2.00%	2.00%

	Institutional Class	Investor Class	Class A
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.25%
Other Expenses	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses	0.68%	0.93%	0.93%

[1]	This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within 18 months of purchase, with certain exceptions. See “Shareholder Guide—Sales Charges.”

[2]	The redemption fee may apply to shares that are redeemed or exchanged within 30 days of purchase (including through exchanges). Redemption fees are paid to and retained by the High Yield Bond Fund and are not sales charges (loads). See “Shareholder Guide – How to Sell Shares – Redemption Fee” below.

Prospectus Page 165

The following will be added after the first sentence under the section entitled “Redemptions of Institutional Class, Investor Class of Class A Shares”:

Unless eligible for a waiver, shareholders who redeem Institutional Class, Investor Class or Class A shares of the High Yield Bond Fund within 30 days of purchase will be subject to a redemption fee of 2.00% of the net asset value of the shares redeemed. See “Redemption Fee” below.

Prospectus Page 169

The following will be added to the bottom of the page:

Redemption Fee (High Yield Bond Fund Only). Generally, a redemption of shares of the High Yield Bond Fund is subject to a redemption fee of 2.00% of the net asset value of the shares redeemed or exchanged if such redemption occurs within 30 days after purchase of such shares. The redemption fee applies to exchanges for shares of other Impax Funds as well as to redemptions for cash.

In cases when redeeming shareholders hold shares purchased on different dates, the first-in/first-out method will be used to determine which shares are being redeemed, and therefore whether a redemption fee will be imposed. Redemption fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the High Yield Bond Fund for the purpose of offsetting any costs associated with short-term trading in shares of the Fund. The redemption fee is not a sales charge (load); it is retained by the Fund and does not benefit the Adviser, the Distributor or any third party. There is no assurance that the use of redemption fees will be successful in discouraging frequent short-term trading in Fund shares. See “Limitations on the Assessment of Redemption Fees” below. In cases when redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the redemption fee to the High Yield Bond Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

Limitations on the Assessment of Redemption Fees. The High Yield Bond Fund may not be able to impose and/or collect a redemption fee in certain circumstances. For example, the Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and systems limitations, intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary’s customers. Due to these limitations on the assessment of the redemption fee, the use of redemption fees by the High Yield Bond Fund may not successfully eliminate excessive short-term trading in shares of the High Yield Bond Fund or fully insulate long-term shareholders from associated costs.

Waivers of Redemption Fees. The redemption fee may be waived for shares of the High Yield Bond Fund that are (i) acquired through the reinvestment of dividends or distributions, (ii) transferred from one account in the High Yield Bond Fund to another account in the High Yield Bond Fund, (iii) converted from one class of shares of the High Yield Bond Fund to another class of shares of the High Yield Bond Fund, (iv) redeemed due to a shareholder’s death, in compliance with a court order, or to cover certain shareholder fees (e.g., overnight delivery fees or returned check fees), (v) redeemed from certain omnibus accounts with systematic or contractual limitations, (vi) redeemed through certain employer-sponsored retirement plans or employee benefit plans or to comply with retirement account minimum distribution requirements, (vii) redeemed pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, or (viii) redeemed pursuant to a Systematic Withdrawal Plan. The Trust reserves the right to waive the redemption fee in other circumstances as the Adviser or the Trust may determine in its sole discretion.

A shareholder must notify the transfer agent if he or she is entitled to the redemption fee waiver at the time he or she submits a redemption request.

Prospectus Page 170

Under “How to Exchange Shares”, the last paragraph in the section entitled “In General” will be replaced with the following:

The Funds reserve the right to suspend exchange privileges on any account if the Adviser determines that the account’s exchange activity is likely to adversely affect its ability to manage the Funds. If you are exchanging from a Fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange. See the section below captioned “Frequent Purchases and Redemptions of Fund Shares.”

Prospectus Page 172

The following will be inserted above the first bullet point under “Frequent Purchases and Redemptions of Fund Shares”:

•	in the case of the High Yield Bond Fund, assess a redemption fee of 2.00% on shares redeemed or exchanged within 30 days after purchase.*

*	The redemption fee may be waived under certain circumstances. Please see “Redemption Fee (High Yield Bond Fund Only)” above.